UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

TEMPUR SEALY INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Explanatory Note:

On April 30, 2015, Tempur Sealy International, Inc. issued a press release announcing it was mailing a letter to stockholders highlighting solid first quarter earnings and significant progress underway. Copies of the press release and related letter are attached.

2

FOR IMMEDIATE RELEASE

TEMPUR SEALY MAILS LETTER TO SHAREHOLDERS HIGHLIGHTING SOLID FIRST

QUARTER EARNINGS AND SIGNIFICANT PROGRESS UNDERWAY

Analysts Agree: Strong First Quarter 2015 Results Demonstrate

Tempur Sealy’s Strategy is Working & Producing

Performance and Momentum Underscore Confidence in Tempur Sealy’s Long-Term Success and

Ability to Drive Shareholder Value

Tempur Sealy Recommends Shareholders Vote “FOR” ALL Tempur Sealy’s

Highly Qualified Director Nominees on the WHITE Proxy Card

LEXINGTON, KY, Apr. 30, 2015 – Tempur Sealy International, Inc. (NYSE: TPX), the world’s largest bedding provider, announced today that it is mailing a letter to shareholders in connection with the Company’s 2015 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on May 8, 2015. This letter and other materials regarding the Board of Directors’ recommendation for the 2015 Annual Meeting can be found on the special Annual Meeting section of the Company’s website at Investor.TempurSealy.com/AnnualMeeting.

The full text of the letter is below:

THE TEMPUR SEALY ANNUAL MEETING IS ONLY DAYS AWAY

DON’T DELAY – VOTE THE WHITE PROXY CARD ‘FOR’ TEMPUR SEALY’S BOARD TODAY

April 30, 2015

Dear Fellow Tempur Sealy Shareholder:

2015 FIRST QUARTER RESULTS ARE IN:

TEMPUR SEALY’S STRATEGY IS WORKING & PRODUCING

On April 28, Tempur Sealy reported solid financial results for the first quarter of 2015 that are in line with the expectations we communicated at our Investor Day in February and exceeded analyst consensus estimates for net sales, adjusted gross margin, adjusted operating margin, adjusted EBITDA and adjusted EPS1. The results in the quarter give us confidence in the initiatives underway – enabling us to raise our 2015 financial guidance.

As these results demonstrate, your Board of Directors, CEO and management team are focused on delivering higher growth and higher value for shareholders. We urge you not to be misled by H Partners’ characterization of Tempur Sealy’s first quarter 2015 financial performance. Let the results speak for themselves: investor reaction to our performance was clear with shares hitting a 52-week high of $62.34, and on April 29th closing trading with the share price up 1.79%2.

Analysts’ reactions were also very positive. Eight of the 11 analysts covering Tempur Sealy increased their target price following the Company’s first quarter results and increased sales and earnings outlook. We believe that this demonstrates that the independent financial community agrees that Tempur Sealy is on the right path and that H Partners’ demand to remove your CEO and leadership team would be detrimental to the health of the Company and your investment3:

“Shows Progress in All Areas; Management Change Now Could Be Very Negative: TPX delivered good results on most every metric, particularly showing margin progress. The question will now shift to (1) maintaining results as they hit more difficult sales comps and (2) the outcome of the heavily contested proxy fight on May 8…in summary, a management change will be very disruptive near-term particularly given the sales momentum. Management has more margin work to do, but the learning curve for someone from outside the industry could be very steep and choppy. We don’t believe that performance warrants a change.”

- Keith Hughes, Analyst, SunTrust (April 29, 2015)

We urge you to support the continued progress on Tempur Sealy’s operating priorities by voting “FOR” ALL of Tempur Sealy’s directors TODAY by Internet or by phone using the instructions on the WHITE proxy card.

SHAREHOLDER QUESTION #1:

WHO DO YOU TRUST TO EVALUATE YOUR INVESTMENT IN TEMPUR SEALY?

Institutional Shareholders Services (ISS) and Glass Lewis are not experts in the fundamentals of the bedding industry. The mission of these so-called proxy advisory firms is to make recommendations on the governance and compensation structure of corporations in advance of a company’s annual meeting.

This year ISS and Glass Lewis are reversing their previous positions in support of the Board expressed over the past four years and past three years, respectively4, and they are doing so in large part due to their focus on operational issues that occurred in 2012. These issues were the result of changes to the bedding industry – which we believe neither firm is qualified to opine on, especially with only a cursory grasp of the sector. ISS and Glass Lewis have each held one phone call with the Company in the past year, in contrast to the independent financial analysts who follow us closely, participate in our investor days and earnings calls, visit our offices and plants, meet with us at industry trade shows, and commit the time to understand the details of our strategy and progress.

We believe that shareholders may prefer the views of these experienced, independent analysts – individuals with a well-recognized understanding of our business, strategy, industry, performance history and expectations. Consider the following opinions, following our solid first quarter 2015 earnings results5:

“1Q Strong; Favorable Set Up for Balance of 2015

We continue to view TPX’s long-term outlook favorably. The Company has strong top-line momentum in N.A. (both the Tempur and Sealy businesses), supported by a healthy domestic housing and consumer backdrop, and favorable comparisons in the coming quarters. While FX remains a headwind for the International business, the segment posted DD [double digit] underlying growth despite a soft backdrop in Europe. While we have a positive long-term outlook, the stock could be volatile around the Company’s May 8th Annual Meeting, given the proxy battle underway.”

- Bradley B. Thomas, Analyst, (April 28, 2015)

“Signs of Strength in 2015: Tempur Sealy reported strong 1Q15 EPS of $0.55, ahead of our expectations and consensus, and raised its guidance for the full year 2015. We note many encouraging signs of strength in the underlying business and believe the company is well-positioned to benefit from significant margin expansion opportunity throughout the year… Our thesis regarding opportunity in 2015 remains intact as we see potential for continued top line momentum as well as increased operational improvement throughout the balance of the year. In our estimates, we have assumed a benefit from pricing increases and continued improvement in delivery/logistics and Sealy manufacturing facilities. There remains potential for additional upside from easing commodity prices, the Sealy transformation effort, and any debt paydown.”

- Jessica Schoen Mace, Analyst (April 28, 2015)

“TPX posted a beat and raise quarter despite higher than planned FX headwinds, with strength driven by its core North American business. These strong 1Q results may dampen the potential for activist success in the proxy fight despite recent favorable recommendations from proxy advisor firms; we see some of the premium in shares to reflect the probability of activist success replaced by rising earnings expectations. Importantly, regardless of proxy outcome, we see no major changes to the company’s strategy based on activist proposals to date. We continue to look favorably on TPX shares, with underappreciated earnings visibility in 2015 and room for upside from better-than-expected execution, successful new product launches and industry strength…

Tempur Pedic is in the midst of an inflection in its business. Category demand is strong, new products and attachments are resonating with restored Tempur brand strength, and the company is on the tail end of the complex integration of Sealy. With this backdrop, we believe there is very high earnings visibility that is not fully appreciated by investors.

- Seth Basham, Analyst (April 29, 2015)

“Despite facing significant currency headwinds in both business segments (~400 bps net sales drag), management delivered 1Q15 results well above our and consensus expectations. More importantly, the better than expected results were driven by strong operating performance in the company’s North America business segment, where normalized margins (gross and operating) significantly improved year-over-year. While currency headwinds will continue to impact near-term results, we still view the long-term fundamentals of the business positively; and continue to believe the full strategic and financial merits of the Sealy acquisition are yet to be fully realized. As a result, our positive investment thesis remains intact and we continue to see room for further upside in owning this issue.”

- Budd Bugatch, Analyst (April 29, 2015)

SHAREHOLDER QUESTION #2:

WHY WOULD YOU TAKE A HUGE RISK WITH H PARTNERS WITHOUT ANY

CLEAR REWARD?

We believe that shareholders should be alarmed that so-called governance experts would recommend handing the reins of your company over to a single shareholder and ignore the positive progress underway at Tempur Sealy. The facts remain, H Partners has:

•	NO operating or bedding industry experience, let alone running a world-wide leading brand like Tempur Sealy;

•	NO alternative strategy for the Company;

•	NO marketing expertise;

•	NO history of delivering on strategic goals; and

•	NO succession plan for the senior management team should it be successful in securing the removal of Tempur Sealy’s CEO.

The choice is clear. A change in leadership indicates a change in the strategic direction of Tempur Sealy, the results of which are unknown. The impact of removing key members of the Board and management team extends beyond interrupting sound strategic oversight and strong execution by these individuals. We believe that decisions critical to your company’s success and its ability to maintain its industry-leading position should be made by Tempur Sealy’s existing Board, CEO and management team: a collection of truly experienced, engaged and dedicated leaders who are committed to advancing the interests of the Company and its shareholders.

A FINAL WORD ON SARVARY, MASTO & MCLANE

Tempur Sealy needs – and has – steady and experienced leadership at the helm to navigate this critical time in the execution of the Company’s strategy. Three of those leaders are Mark Sarvary, our CEO, as well as Christopher A. Masto and P. Andrews McLane. Messrs. Sarvary, Masto and McLane have led this Company through a period of unprecedented growth, as well as the most difficult operating environment in its history, and today – with deliberation, measure and focus – are taking the actions needed to return Tempur Sealy to the superior growth and value creation for which it has historically been known. Specifically:

✓	Mark Sarvary has led Tempur Sealy since 2008, and has consistently and successfully leveraged his deep consumer industry expertise to deliver for Tempur Sealy’s shareholders. He has transformed the Company with the acquisition of Sealy Corporation, turning Tempur-Pedic from a single brand, single product company lacking significant scale, into Tempur Sealy, the world’s largest bedding provider with a portfolio of iconic brands. He remains directly responsible for and has overseen the successful execution of the Company’s strategy and growth.

✓	Andy McLane has led Tempur Sealy’s Board in actively overseeing the Company’s strategy and its execution, ensuring management accountability and upholding the highest standards in corporate governance. His substantial prior experience in private equity is extremely valuable to Tempur Sealy given the significant private equity ownership of customers and competitors in Tempur Sealy’s industry. In addition, he brings Board and executive leadership experience and a proven track record of driving results and shareholder value creation at Tempur Sealy – and during his service on the Board of Directors of 29 companies, including seven public companies.

✓	Chris Masto brings strong financial and strategic skills, and his history of active involvement at Tempur Sealy has helped drive the Company’s growth and development. His growth equity experience provides important insights into managing and growing companies like Tempur Sealy.

We urge you to support Mark Sarvary, Chris Masto and Andy McLane– support Tempur Sealy – support the value of your investment.

TEMPUR SEALY’S FUTURE IS IN YOUR HANDS

THE CHOICE IS CLEAR – VOTE THE WHITE CARD TODAY

Your Board of Directors and management remain committed to delivering value for shareholders, and we need your support to keep Tempur Sealy growing.

Your vote is extremely important, no matter how many or how few shares you own. Please protect the value of your investment in Tempur Sealy by voting “FOR” all 11 of Tempur Sealy’s highly qualified, experienced directors using the WHITE proxy card today. Visit Investor.TempurSealy.com/AnnualMeeting for more information.

Thank you for your support.

Sincerely,

The Tempur Sealy Board of Directors

INVESTOR CONTACT INFORMATION

If you need assistance voting your shares, please contact our proxy solicitor D.F. King & Co., Inc. toll free at (877) 283-0319, toll at (212) 269-5550 or email at tpx@dfking.com

ABOUT TEMPUR SEALY

Tempur Sealy International, Inc. (NYSE: TPX) is the world’s largest bedding provider. Tempur Sealy International, Inc. develops, manufactures and markets mattresses, foundations, pillows and other products. The Company’s brand portfolio includes many of the most highly recognized brands in the industry, including Tempur®, Tempur-Pedic®, Sealy®, Sealy Posturepedic®, Optimum™ and Stearns & Foster®. World headquarters for Tempur Sealy International, Inc. is in Lexington, KY. For more information, visit http://www.tempursealy.com or call 800-805-3635.

CONTACTS

Company Contact	Investor Contact	Media Contact
Mark Rupe	Jordan Kovler	James Golden / Nick Lamplough /
Vice President, Investor Relations,	D.F. King & Co., Inc.	Alyssa Cass
Tempur Sealy	(212) 269-5550	Joele Frank, Wilkinson Brimmer
800-805-3635		Katcher
Investor.relations@tempursealy.com		212-355-4449

FORWARD-LOOKING STATEMENTS

This press release contains “forward-looking statements,” within the meaning of the federal securities laws, which include information concerning one or more of the Company’s plans, objectives, goals, strategies, and other information that is not historical information.

When used in this press release, the words, “assumes,” “estimates,” “expects,” “guidance,” “anticipates,” “projects,” “plans,” “proposed,” “intends,” “believes,” and variations of such words or similar expressions are intended to identify forward-looking statements. These forward-looking statements include, without limitation, statements relating to the Company’s expectations regarding its strategic priorities and building and protecting shareholder value. All forward looking statements are based upon current expectations and beliefs and various assumptions. There can be no assurance that the Company will realize these expectations or that these beliefs will prove correct.

Numerous factors, many of which are beyond the Company’s control, could cause actual results to differ materially from those expressed as forward-looking statements. These risk factors include risks associated with the Company’s capital structure and increased debt level; the ability to successfully integrate Sealy Corporation into the Company’s operations and realize cost synergies and other benefits from the transaction; whether the Company will realize the anticipated benefits from its asset dispositions in 2014 and the acquisition of brand rights in certain international markets in 2014; general economic, financial and industry conditions, particularly in the retail sector, as well as consumer confidence and the availability of consumer financing; changes in product and channel mix and the impact on the Company’s gross margin; changes in interest rates; the impact of the macroeconomic environment in both the U.S. and internationally on the Company’s business segments; uncertainties arising from global events; the effects of changes in foreign exchange rates on the Company’s reported earnings; consumer acceptance of the Company’s products; industry competition; the efficiency and effectiveness of the Company’s advertising campaigns and other marketing programs; the Company’s ability to increase sales productivity within existing retail accounts and to further penetrate the Company’s retail channel, including the timing of opening or expanding within large retail accounts and the timing and success of product launches; the effects of consolidation of retailers on revenues and costs; the Company’s ability to expand brand awareness, distribution and new products; the Company’s ability to continuously improve and expand its product line, maintain efficient, timely and cost-effective production and delivery of its products, and manage its growth; the effects of strategic investments on the Company’s operations; changes in foreign tax rates and changes in tax laws generally, including the ability to utilize tax loss carry forwards; the outcome of various pending tax audits or other tax, regulatory or litigation proceedings; changing commodity costs; the effect of future legislative or regulatory changes; and disruptions to the implementation of the Company’s strategic priorities and business plan caused by abrupt changes in the Company’s senior management team and Board of Directors.

There are a number of risks and uncertainties that could cause the Company’s actual results to differ materially from the forward-looking statements contained in this press release. There are important factors, many of which are beyond the Company’s control, that could cause its actual results to differ materially from those expressed as forward-looking statements in this press release, including the risk factors discussed under the heading “Risk Factors” under ITEM 1A of Part 1 of our Annual Report on Form 10-K for the year ended December 31, 2014. There may be other factors that may cause the Company’s actual results to differ materially from the forward-looking statements. Any forward looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any forward looking statements for any reason, including to reflect events or circumstances after the date on which such statements are made or to reflect the occurrence of anticipated or unanticipated events or circumstances.

1.	Q1 2015 Earnings Release; April 28, 2015. For additional information regarding adjusted EPS, adjusted gross margin, adjusted operating margin, EBITDA, adjusted EBITDA (all of which are non-GAAP financial measures), please refer to the reconciliations and other information included in the Company’s April 28, 2015 press release and SEC filings.

2.	Percent increase based on the closing price of Tempur Sealy common stock on April 29, 2015, the last trading day prior to publication of this letter and press release.
3.	Permission to use quotations neither sought nor obtained. The quotations present only brief excerpts from selected analyst reports and do not purport to be comprehensive or to summarize the entire content of the reports. The Company is not responsible for the accuracy or completeness of the reports. The presentation of these excerpts should not be read to imply adoption or endorsement by the Company of the reports or the views expressed in the reports. Emphasis added.
4.	ISS reports dated April 5, 2011; April 2, 2012; May 8, 2013; and April 18, 2014, respectively. Glass Lewis reports dated March 28, 2012; May 2, 2013; and April 14, 2014, respectively.
5.	Permission to use quotations neither sought nor obtained. The quotations present only brief excerpts from selected analyst reports and do not purport to be comprehensive or to summarize the entire content of the reports. The Company is not responsible for the accuracy or completeness of the reports. The presentation of these excerpts should not be read to imply adoption or endorsement by the Company of the reports or the views expressed in the reports. Emphasis added.

THE TEMPUR SEALY ANNUAL MEETING IS ONLY DAYS AWAY

DON’T DELAY – VOTE THE WHITE PROXY CARD ‘FOR’ TEMPUR SEALY’S BOARD TODAY

April 30, 2015

Dear Fellow Tempur Sealy Shareholder:

2015 FIRST QUARTER RESULTS ARE IN:

TEMPUR SEALY’S STRATEGY IS WORKING & PRODUCING

On April 28, Tempur Sealy reported solid financial results for the first quarter of 2015 that are in line with the expectations we communicated at our Investor Day in February and exceeded analyst consensus estimates for net sales, adjusted gross margin, adjusted operating margin, adjusted EBITDA and adjusted EPS1. The results in the quarter give us confidence in the initiatives underway – enabling us to raise our 2015 financial guidance.

As these results demonstrate, your Board of Directors, CEO and management team are focused on delivering higher growth and higher value for shareholders. We urge you not to be misled by H Partners’ characterization of Tempur Sealy’s first quarter 2015 financial performance. Let the results speak for themselves: investor reaction to our performance was clear with shares hitting a 52-week high of $62.34, and on April 29th closing trading with the share price up 1.79%2.

Analysts’ reactions were also very positive. Eight of the 11 analysts covering Tempur Sealy increased their target price following the Company’s first quarter results and increased sales and earnings outlook. We believe that this demonstrates that the independent financial community agrees that Tempur Sealy is on the right path and that H Partners’ demand to remove your CEO and leadership team would be detrimental to the health of the Company and your investment3:

“Shows Progress in All Areas; Management Change Now Could Be Very Negative: TPX delivered good results on most every metric, particularly showing margin progress. The question will now shift to (1) maintaining results as they hit more difficult sales comps and (2) the outcome of the heavily contested proxy fight on May 8…in summary, a management change will be very disruptive near-term particularly given the sales momentum. Management has more margin work to do, but the learning curve for someone from outside the industry could be very steep and choppy. We don’t believe that performance warrants a change.”

- Keith Hughes, Analyst, SunTrust (April 29, 2015)

We urge you to support the continued progress on Tempur Sealy’s operating priorities by voting “FOR” ALL of Tempur Sealy’s directors TODAY by Internet or by phone using the instructions on the WHITE proxy card.

SHAREHOLDER QUESTION #1:

WHO DO YOU TRUST TO EVALUATE YOUR INVESTMENT IN TEMPUR SEALY?

Institutional Shareholders Services (ISS) and Glass Lewis are not experts in the fundamentals of the bedding industry. The mission of these so-called proxy advisory firms is to make recommendations on the governance and compensation structure of corporations in advance of a company’s annual meeting.

This year ISS and Glass Lewis are reversing their previous positions in support of the Board expressed over the past four years and past three years, respectively4, and they are doing so in large part due to their focus on operational issues that occurred in 2012. These issues were the result of changes to the bedding industry – which we believe neither firm is qualified to opine on, especially with only a cursory grasp of the sector. ISS and Glass Lewis have each held one phone call with the Company in the past year, in contrast to the independent financial analysts who follow us closely, participate in our investor days and earnings calls, visit our offices and plants, meet with us at industry trade shows, and commit the time to understand the details of our strategy and progress.

Alternatively, we believe that shareholders may prefer the views of experienced, independent analysts – individuals with a well-recognized understanding of our business, strategy, industry, performance history and expectations. Consider the following opinions, following our solid first quarter 2015 earnings results5:

“1Q Strong; Favorable Set Up for Balance of 2015

We continue to view TPX’s long-term outlook favorably. The Company has strong top-line momentum in N.A. (both the Tempur and Sealy businesses), supported by a healthy domestic housing and consumer backdrop, and favorable comparisons in the coming quarters. While FX remains a headwind for the International business, the segment posted DD [double digit] underlying growth despite a soft backdrop in Europe. While we have a positive long-term outlook, the stock could be volatile around the Company’s May 8th Annual Meeting, given the proxy battle underway.”

- Bradley B. Thomas, Analyst, (April 28, 2015)

“Signs of Strength in 2015: Tempur Sealy reported strong 1Q15 EPS of $0.55, ahead of our expectations and consensus, and raised its guidance for the full year 2015. We note many encouraging signs of strength in the underlying business and believe the company is well-positioned to benefit from significant margin expansion opportunity throughout the year… Our thesis regarding opportunity in 2015 remains intact as we see potential for continued top line momentum as well as increased operational improvement throughout the balance of the year. In our estimates, we have assumed a benefit from pricing increases and continued improvement in delivery/logistics and Sealy manufacturing facilities. There remains potential for additional upside from easing commodity prices, the Sealy transformation effort, and any debt paydown.”

- Jessica Schoen Mace, Analyst (April 28, 2015)

“TPX posted a beat and raise quarter despite higher than planned FX headwinds, with strength driven by its core North American business. These strong 1Q results may dampen the potential for activist success in the proxy fight despite recent favorable recommendations from proxy advisor firms; we see some of the premium in shares to reflect the probability of activist success replaced by rising earnings expectations. Importantly, regardless of proxy outcome, we see no major changes to the company’s strategy based on activist proposals to date. We continue to look favorably on TPX shares, with underappreciated earnings visibility in 2015 and room for upside from better-than-expected execution, successful new product launches and industry strength…

Tempur Pedic is in the midst of an inflection in its business. Category demand is strong, new products and attachments are resonating with restored Tempur brand strength, and the company is on the tail end of the complex integration of Sealy. With this backdrop, we believe there is very high earnings visibility that is not fully appreciated by investors.

- Seth Basham, Analyst (April 29, 2015)

“Despite facing significant currency headwinds in both business segments (~400 bps net sales drag), management delivered 1Q15 results well above our and consensus expectations. More importantly, the better than expected results were driven by strong operating performance in the company’s North America business segment, where normalized margins (gross and operating) significantly improved year-over-year. While currency headwinds will continue to impact near-term results, we still view the long-term fundamentals of the business positively; and continue to believe the full strategic and financial merits of the Sealy acquisition are yet to be fully realized. As a result, our positive investment thesis remains intact and we continue to see room for further upside in owning this issue.”

- Budd Bugatch, Analyst (April 29, 2015)

SHAREHOLDER QUESTION #2:

WHY WOULD YOU TAKE A HUGE RISK WITH H PARTNERS WITHOUT ANY

CLEAR REWARD?

We believe that shareholders should be alarmed that so-called governance experts would recommend handing the reins of your company over to a single shareholder and ignore the positive progress underway at Tempur Sealy. The facts remain, H Partners has:

•	NO operating or bedding industry experience, let alone running a world-wide leading brand like Tempur Sealy;

•	NO alternative strategy for the Company;

•	NO marketing expertise;

•	NO history of delivering on strategic goals; and

•	NO succession plan for the senior management team should it be successful in securing the removal of Tempur Sealy’s CEO.

The choice is clear. A change in leadership indicates a change in the strategic direction of Tempur Sealy, the results of which are unknown. The impact of removing key members of the Board and management team extends beyond interrupting sound strategic oversight and strong execution by these individuals. We believe that decisions critical to your company’s success and its ability to maintain its industry-leading position should be made by Tempur Sealy’s existing Board, CEO and management team: a collection of truly experienced, engaged and dedicated leaders who are committed to advancing the interests of the Company and its shareholders.

A FINAL WORD ON SARVARY, MASTO & MCLANE

Tempur Sealy needs – and has – steady and experienced leadership at the helm to navigate this critical time in the execution of the Company’s strategy. Three of those leaders are Mark Sarvary, our CEO, as well as Christopher A. Masto and P. Andrews McLane. Messrs. Sarvary, Masto and McLane have led this Company through a period of unprecedented growth, as well as the most difficult operating environment in its history, and today – with deliberation, measure and focus – are taking the actions needed to return Tempur Sealy to the superior growth and value creation for which it has historically been known. Specifically:

✓	Mark Sarvary has led Tempur Sealy since 2008, and has consistently and successfully leveraged his deep consumer industry expertise to deliver for Tempur Sealy’s shareholders. He has transformed the Company with the acquisition of Sealy Corporation, turning Tempur-Pedic from a single brand, single product company lacking significant scale, into Tempur Sealy, the world’s largest bedding provider with a portfolio of iconic brands. He remains directly responsible for and has overseen the successful execution of the Company’s strategy and growth.

✓	Andy McLane has led Tempur Sealy’s Board in actively overseeing the Company’s strategy and its execution, ensuring management accountability and upholding the highest standards in corporate governance. His substantial prior experience in private equity is extremely valuable to Tempur Sealy given the significant private equity ownership of customers and competitors in Tempur Sealy’s industry. In addition, he brings Board and executive leadership experience and a proven track record of driving results and shareholder value creation at Tempur Sealy – and during his service on the Board of Directors of 29 companies, including seven public companies.

✓	Chris Masto brings strong financial and strategic skills, and his history of active involvement at Tempur Sealy has helped drive the Company’s growth and development. His growth equity experience provides important insights into managing and growing companies like Tempur Sealy.

We urge you to support Mark Sarvary, Chris Masto and Andy McLane– support Tempur Sealy – support the value of your investment.

TEMPUR SEALY’S FUTURE IS IN YOUR HANDS

THE CHOICE IS CLEAR – VOTE THE WHITE CARD TODAY

Your Board of Directors and management remain committed to delivering value for shareholders, and we need your support to keep Tempur Sealy growing.

Your vote is extremely important, no matter how many or how few shares you own. Please protect the value of your investment in Tempur Sealy by voting “FOR” all 11 of Tempur Sealy’s highly qualified, experienced directors using the WHITE proxy card today. Visit Investor.TempurSealy.com/AnnualMeeting for more information.

Thank you for your support.

Sincerely,

The Tempur Sealy Board of Directors

INVESTOR CONTACT INFORMATION

If you need assistance voting your shares, please contact our proxy solicitor D.F. King & Co., Inc. toll free at (877) 283-0319, toll at (212) 269-5550 or email at tpx@dfking.com

ABOUT TEMPUR SEALY

Tempur Sealy International, Inc. (NYSE: TPX) is the world’s largest bedding provider. Tempur Sealy International, Inc. develops, manufactures and markets mattresses, foundations, pillows and other products. The Company’s brand portfolio includes many of the most highly recognized brands in the industry, including Tempur®, Tempur-Pedic®, Sealy®, Sealy Posturepedic®, Optimum™ and Stearns & Foster®. World headquarters for Tempur Sealy International, Inc. is in Lexington, KY. For more information, visit http://www.tempursealy.com or call 800-805-3635.

CONTACTS

Company Contact	Investor Contact	Media Contact
Mark Rupe	Jordan Kovler	James Golden / Nick Lamplough /
Vice President, Investor Relations,	D.F. King & Co., Inc.	Alyssa Cass
Tempur Sealy	(212) 269-5550	Joele Frank, Wilkinson Brimmer
800-805-3635		Katcher
Investor.relations@tempursealy.com		212-355-4449

FORWARD-LOOKING STATEMENTS

This letter contains “forward-looking statements,” within the meaning of the federal securities laws, which include information concerning one or more of the Company’s plans, objectives, goals, strategies, and other information that is not historical information. When used in this letter, the words, “assumes,” “estimates,” “expects,” “guidance,” “anticipates,” “projects,” “plans,” “proposed,” “intends,” “believes,” and variations of such words or similar expressions are intended to identify forward-looking statements. These forward-looking statements include, without limitation, statements relating to the Company’s expectations regarding its strategic priorities and building and protecting shareholder value. All forward looking statements are based upon current expectations and beliefs and various assumptions. There can be no assurance that the Company will realize these expectations or that these beliefs will prove correct.

Numerous factors, many of which are beyond the Company’s control, could cause actual results to differ materially from those expressed as forward-looking statements. These risk factors include risks associated with the Company’s capital structure and increased debt level; the ability to successfully integrate Sealy Corporation into the Company’s operations and realize cost synergies and other benefits from the transaction; whether the Company will realize the anticipated benefits from its asset dispositions in 2014 and the acquisition of brand rights in certain international markets in 2014; general economic, financial and industry conditions, particularly in the retail sector, as well as consumer confidence and the availability of consumer financing; changes in product and channel mix and the impact on the Company’s gross margin; changes in interest rates; the impact of the macroeconomic environment in both the U.S. and internationally on the Company’s business segments; uncertainties arising from global events; the effects of changes in foreign exchange rates on the Company’s reported earnings; consumer acceptance of the Company’s products; industry competition; the efficiency and effectiveness of the Company’s advertising campaigns and other marketing programs; the Company’s ability to increase sales productivity within existing retail accounts and to further penetrate the Company’s retail channel, including the timing of opening or expanding within large retail accounts and the timing and success of product launches; the effects of consolidation of retailers on revenues and costs; the Company’s ability to expand brand awareness, distribution and new products; the Company’s ability to continuously improve and expand its product line, maintain efficient, timely and cost-effective production and delivery of its products, and manage its growth; the effects of strategic investments on the Company’s operations; changes in foreign tax rates and changes in tax laws generally, including the ability to utilize tax loss carry forwards; the outcome of various pending tax audits or other tax, regulatory or litigation proceedings; changing commodity costs; the effect of future legislative or regulatory changes; and disruptions to the implementation of the Company’s strategic priorities and business plan caused by abrupt changes in the Company’s senior management team and Board of Directors.

There are a number of risks and uncertainties that could cause the Company’s actual results to differ materially from the forward-looking statements contained in this letter. There are important factors, many of which are beyond the Company’s control, that could cause its actual results to differ materially from those expressed as forward-looking statements in this letter, including the risk factors discussed under the heading “Risk Factors” under ITEM 1A of Part 1 of our Annual Report on Form 10-K for the year ended December 31, 2014. There may be other factors that may cause the Company’s actual results to differ materially from the forward-looking statements. Any forward looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any forward looking statements for any reason, including to reflect events or circumstances after the date on which such statements are made or to reflect the occurrence of anticipated or unanticipated events or circumstances.

1.	Q1 2015 Earnings Release; April 28, 2015. For additional information regarding adjusted EPS, adjusted gross margin, adjusted operating margin, EBITDA, adjusted EBITDA (all of which are non-GAAP financial measures), please refer to the reconciliations and other information included in the Company’s April 28, 2015 press release and SEC filings.
2.	Percent increase based on the closing price of Tempur Sealy common stock on April 29, 2015, the last trading day prior to publication of this letter.
3.	Permission to use quotations neither sought nor obtained. The quotations present only brief excerpts from selected analyst reports and do not purport to be comprehensive or to summarize the entire content of the reports. The Company is not responsible for the accuracy or completeness of the reports. The presentation of these excerpts should not be read to imply adoption or endorsement by the Company of the reports or the views expressed in the reports. Emphasis added.
4.	ISS reports dated April 5, 2011; April 2, 2012; May 8, 2013; and April 18, 2014, respectively. Glass Lewis reports dated March 28, 2012; May 2, 2013; and April 14, 2014, respectively.
5.	Permission to use quotations neither sought nor obtained. The quotations present only brief excerpts from selected analyst reports and do not purport to be comprehensive or to summarize the entire content of the reports. The Company is not responsible for the accuracy or completeness of the reports. The presentation of these excerpts should not be read to imply adoption or endorsement by the Company of the reports or the views expressed in the reports. Emphasis added.